Exhibit 10.16


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                           GENERAL SECURITY AGREEMENT


                                       by


                 WESTCON CANADA SYSTEMS (WCSI) INC., the Debtor


                                  in favour of


                      GENERAL ELECTRIC CAPITAL CANADA INC.,
                          as Canadian Collateral Agent


                               DATED June 12, 2003

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          THIS GENERAL SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Security Agreement" or this "Agreement") is made as of June 12, 2003 by WESTCON CANADA SYSTEMS (WCSI) INC., a Canada corporation, with its principal place of business at 2950 Skymark Avenue, Mississauga, Ontario, L4W 4L5 ("Debtor") in favour of GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, with a place of business at 11 King Street West, Suite 1500, Toronto, Ontario, M5H 4C7, in its capacity as Canadian Collateral Agent for the Canadian Lenders and for itself as Canadian Collateral Agent (as defined in the Credit Agreement hereinafter defined) (together with its successors in such capacity, the "Canadian Collateral Agent").


                                   WITNESSETH

          WHEREAS, Westcon Group, Inc., Westcon Group North America, Inc., the Debtor, Canadian Collateral Agent, American Collateral Agent and Lenders, among others, are parties to a Credit Agreement dated the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement").

          WHEREAS, Debtor is entering into this Security Agreement in order to secure all of the Indebtedness (as hereinafter defined).


                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. All capitalized terms used hereinabove or in this Security Agreement which are not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

2.   Security Interest.

     (a) Debtor hereby grants to the Canadian Collateral Agent, for the benefit of the Canadian Lenders and for its benefit as Canadian Collateral Agent, a continuing security interest ("Security Interest") in all right, title and interest of Debtor in all of its personal property, including, without limitation, all of the following types of personal property, in each instance wherever located and whether now owned or hereafter acquired or existing, and in all Proceeds and products thereof in any form:

          (i) all of its Goods (including, without limitation, Inventory, Equipment, fixtures (whether or not affixed to realty) and all parts, additions, replacements, substitutions and accessions thereto or therefor, in all supporting obligations thereof and in all documents and other records therefor;

          (ii) all of its Accounts, deposit accounts, documents, Instruments (including, without limitation, promissory notes), investment property, letter-of-credit


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               rights, Letters Of Credit, cash, money, supporting obligations, other obligations of any kind owing to Debtor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing;

          (iii) all of its Intangibles (including, without limitation, payment intangibles and software);

          (iv) all of its Intercompany Collateral (as hereinafter defined);

          (v) all of its deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

          (vi) all present and future contracts, contract rights and insurance claims;

          (vii) all Intellectual Property;

          (viii) all Money and Securities; and

          (ix) all of its other property described in any schedule from time to time delivered by Debtor to Canadian Collateral Agent;

and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty with respect to any of the foregoing, in each case to the extent such terms are defined under the Personal Property Security Act (Ontario) ("PPSA"). All of the foregoing property of the Debtor shall be collectively referred to herein as the "Collateral".

     (b) Debtor hereby assigns to Canadian Collateral Agent, for the benefit of the Canadian Lenders and for its benefit as Canadian Collateral Agent, any and all of its security interest in any Goods (including, but not limited to, Equipment, fixtures and Inventory); Accounts; Chattel Paper; documents; Instruments; investment property; Intangibles; Deposit Accounts and letter-of-credit rights, and in all Proceeds and products thereof in any form, and any other collateral (collectively, "Intercompany Collateral") securing the payment and performance by any Borrower or any Subsidiary of Debtor or any Borrower (direct or indirect) of their respective obligations, liabilities and indebtedness of every kind, nature and description owing by any Borrower or any Subsidiary of Debtor or any Borrower (direct or indirect) to Debtor, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated.

     (c) Notwithstanding Section 2(a), Debtor's grant of security in trademarks (as defined in the Trademarks Act (Canada)) under this Agreement shall be limited to a grant by Debtor of a security interest in all of Debtor's right, title and interest in such


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          trademarks and shall not include an absolute assignment of title in any such trademarks.

     (d) The Security Interest granted hereby shall not extend or apply to, and Collateral shall not include, the last day of the term of any lease or agreement therefor, but upon the enforcement of the Security Interest, Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

     (e) If the Collateral is realized upon and the Security Interest in the Collateral is not sufficient to satisfy all Indebtedness, Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and Canadian Collateral Agent shall be entitled to pursue full payment thereof.

3. Indebtedness Secured. The Security Interest secures payment of any and all Indebtedness (as hereinafter defined) of Debtor to the Canadian Collateral Agent, Canadian Lenders or Canadian L/C Issuer, or any of them. As used in this Security Agreement, "Indebtedness" shall mean any and all obligations, liabilities and indebtedness, and performance of all obligations and agreements of Debtor to the Canadian Collateral Agent, Canadian Lenders and Canadian L/C Issuer arising under the Credit Agreement or under the other Loan Documents, whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation:

     (a)  all Canadian Advances;

     (b) all obligations arising out of any Canadian Lender's reimbursement of Canadian L/C Issuer for draws made under Canadian Letters of Credit issued by Canadian L/C Issuer;

     (c) all interest which accrues on any such indebtedness, until payment of such indebtedness in full, including, without limitation, all interest provided for under the Credit Agreement;

     (d) all other monies payable by Debtor, and all obligations and agreements of Debtor to any of the Canadian Lenders, Canadian Collateral Agent, or Canadian L/C Issuer pursuant to any of the Loan Documents;

     (e) all obligations arising with respect to Swap Agreements (exclusive of any foreign exchange transactions or contracts);

     (f)  all monies due, and to become due, pursuant to Sections 7.3, 7.4. and
          7.5 of the Credit Agreement;

     (g)  all monies payable as herein provided; and

     (h) all liabilities (including amounts charged to Debtor pursuant hereto), obligations, fees, charges, or costs (including, without limitation, any fees or expenses that,


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          but for the provisions of the Bankruptcy and Insolvency Act (Canada), would have accrued), guaranties, covenants and duties owing by Debtor to any of the Canadian Lenders, Canadian Collateral Agent, or Canadian L/C Issuer of any kind and description pursuant to or evidenced by any other Loan Document.

4. Representations and Warranties of Debtor. Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that:

     (a) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Permitted Liens;

     (b)  Debtor is authorized to enter into this Security Agreement;

     (c) any and all corporate names (including French versions thereof), trade names, division names, assumed names or other names under which Debtor transacts any part of the Business are specified in Schedule A hereto; Debtor's chief executive office or principal place of business, registered office according to its constating documents, domicile (within the meaning of the Civil Code of Quebec), all warehouses and premises where Collateral is stored or located are specified above or in Schedule A hereto; Debtor's form and province or jurisdiction of organization are specified in Schedule A hereto, and Debtor's records concerning the Collateral are kept at one of the addresses specified above;

     (d) each Account, Intangible and Chattel Paper constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay such claim ("Account Debtor"); and no Account Debtor has any defense, setoff, claim or counterclaim against Debtor which can be asserted against any Canadian Lender or Canadian Collateral Agent, whether in any proceeding to enforce the Collateral or otherwise;

     (e) the amounts represented from time to time by Debtor to Canadian Collateral Agent as owing by each Account Debtor or by all Account Debtors will be and are the correct amounts actually and unconditionally owing by such Account Debtor or Debtors individually and in the aggregate, except for normal cash discounts where applicable;

     (f) each Instrument and each document constituting Collateral is genuine and in all respects what it purports to be;

     (g) any Collateral which is a fixture is owned by Debtor or by the person or persons named in the Credit Agreement is specifically described on Schedule A hereto;

     (h) any Collateral which is a deposit account, commodity account, securities account or letter of credit is specifically described in Schedule A hereto or in the Credit Agreement;

     (i) any Collateral which is Inventory is located at one of the addresses specified in Schedule A hereto; and


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     (j)  all Inventory purchased by Debtor is purchased free and clear of any and all Liens and other adverse claims other than unpaid suppliers' rights to repossess goods under Section 81.1 of the Bankruptcy and Insolvency Act (Canada) and such suppliers' substantially similar rights under the Civil Code of Quebec;

5.   Covenants of Debtor. So long as this Security Agreement is in effect,
     Debtor:

     (a) will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtor, any Canadian Lender or Canadian Collateral Agent, except, as to Inventory, purchasers and lessees in the ordinary course of the Business; will keep the Collateral free from all security interests or other encumbrances, except for Permitted Liens;

     (b) will send to Canadian Collateral Agent financial statements and reporting regarding the Collateral in accordance with the terms of the Credit Agreement; will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records, including, without limitation, records concerning the Collateral; at Canadian Collateral Agent's request, will mark any and all such books and records to indicate the Security Interest; will permit Canadian Collateral Agent or its representatives or agents to inspect the Collateral and to audit and make extracts from or copies of such books and records and any of Debtor's ledgers, reports, correspondence or other books and records; and will duly account to Canadian Collateral Agent's satisfaction, at such time or times as Canadian Collateral Agent may require, for any of the Collateral; with respect to any accounting records which are situate in the province of Quebec, will keep a duplicate copy of same at the office of Westcon Group, Inc. at 146 Main Street, Eastchester, New York.

     (c) will send to Canadian Collateral Agent upon demand, all documents and all Chattel Paper (duly endorsed to Canadian Collateral Agent) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof;

     (d) will notify Canadian Collateral Agent promptly in writing of any change in Debtor's chief executive office or principal place of business, registered office according to its constating documents, domicile (within the meaning of the Civil Code of Quebec) or any warehouses or premises where Collateral is stored or located, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure or form or jurisdiction of organization;

     (e) will not, without Canadian Collateral Agent's written consent, make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on, Accounts, Intangibles or Chattel Paper constituting Collateral; will send to Canadian Collateral Agent, on request, all credit and other information respecting the financial condition of any Account Debtor; and will


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          notify Canadian Collateral Agent promptly of any default by any
          Account Debtor in payment or other performance of obligations with respect to any Collateral;

     (f) will keep the Collateral in good condition and repair; and will not use the Collateral in violation of any provisions of this Security Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral;

     (g) will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against Debtor or any of Debtor's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment becoming due, if payment is made when due);

     (h) will insure the Collateral against risks, in coverage, form and amount, and by insurer, in accordance with the provisions of the Credit Agreement and otherwise satisfactory to Canadian Collateral Agent, and will cause each policy to be payable to Canadian Collateral Agent as a named insured or loss payee, as its interest may appear, and deliver each policy or certificate of insurance, as the case may be, to Canadian Collateral Agent;

     (i) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement;

     (j) in connection herewith, will authorize or otherwise execute and deliver to Canadian Collateral Agent such financing statements, assignments and other documents (including deeds of hypothec with respect to collateral located in the Province of Quebec) and do such other things relating to the Collateral and the Security Interest as Canadian Collateral Agent may request, including, without limitation, taking such steps as the Canadian Collateral Agent may reasonably request for the Canadian Collateral Agent (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to the Canadian Collateral Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds possession of such Collateral on behalf of the Canadian Collateral Agent, (ii) to obtain "control" of any investment property, deposit accounts or letter-of-credit rights, with any agreements establishing control to be in form and substance satisfactory to the Canadian Collateral Agent and (iii) otherwise to ensure the continued perfection and priority of the Canadian Collateral Agent's security interest in any of the Collateral and of the preservation of its rights therein and pay all costs of title searches and filing or publishing financing statements (or applicable similar instruments), assignments and other documents in all public offices requested by Canadian Collateral Agent; and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by Canadian Collateral Agent; and will not, without the prior written consent of Canadian Collateral Agent, file or authorize or permit to be filed or published in any public office any financing statement (or applicable similar instruments) naming Debtor as debtor and not naming Canadian Collateral Agent as secured party, other than Permitted Liens.

     (k) will not place the Collateral in any warehouse which may issue a negotiable document with respect thereto;


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     (l)  will not place the Collateral with any third party who has not previously (i) acknowledged the Canadian Collateral Agent's security interest in such Collateral and (ii) provided an authenticated record, in form and substance satisfactory to Canadian Collateral Agent, acknowledging that such third party holds possession of the collateral for the benefit of the Canadian Collateral Agent;

     (m) will cooperate with Canadian Collateral Agent in obtaining control of collateral consisting of Deposit Accounts, investment property, letter-of-credit rights or electronic Chattel Paper including, but not limited to, entering into one or more control agreements or assignments, as Canadian Collateral Agent may request;

     (n) Debtor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement;

     (o) in any suit, proceeding or action brought by Canadian Collateral Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Debtor will save, indemnify and keep Canadian Collateral Agent and Canadian Lenders harmless from and against all expense (including reasonable legal fees and expenses), loss or damage suffered by reason of any defence, set-off, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from Debtor, except in the case of Canadian Collateral Agent or any Canadian Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or wilful misconduct of Canadian Collateral Agent or such Canadian Lender as finally determined by a court of competent jurisdiction. All such obligations of Debtor shall be and remain enforceable against and only against Debtor and shall not be enforceable against Canadian Collateral Agent or any Canadian Lender;

     (p) Debtor will advise Canadian Collateral Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document; and

     (q) Without limiting any of Debtor's other obligations under any other Loan Document, and for greater certainty, Debtor agrees to pay and remit to the Canada Customs and Revenue Agency and any other applicable Governmental Authority when due all Canadian withholding taxes exigible in respect of any transfers from the Blocked Accounts (or any other accounts pledged in favour of the Canadian Collateral Agent) to any Canadian Collection Account. Upon request from Canadian Collateral Agent, Debtor shall provide to Canadian Collateral Agent the original or a certified copy of a receipt evidencing such payment or, if such taxes are not exigible on any such transfer, a reasonably detailed explanation (with reference to the type of intercompany transaction to which the transfer/payment relates) therefor.


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6.   Verification of Collateral. To the extent not inconsistent with the Credit
     Agreement, Canadian Collateral Agent shall have the right to verify all or any Collateral in any manner and through any medium Canadian Collateral Agent may consider appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which Canadian Collateral Agent may require in connection therewith and to pay all of Canadian Collateral Agent's costs therefor.

7. Notification and Payments. After the occurrence of an Event of Default, Canadian Collateral Agent may (i) notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to Canadian Collateral Agent; and (ii) enforce obligations of an Account Debtor or other person obligated on Collateral and exercise the rights of the Debtor with respect to the obligation of the Account Debtor, and with respect to property that secures the obligation of an Account Debtor or other persons obligated on the Collateral. All payments on and from Collateral received by Canadian Collateral Agent directly or from Debtor shall be applied to the Indebtedness in such order and manner as specified in the Credit Agreement or as Canadian Collateral Agent may otherwise determine. Any payments on and from the Collateral received by Debtor:

          (i) shall be held by Debtor in trust for Canadian Collateral Agent in the same medium in which received;

          (ii) shall not be commingled with any assets of Debtor; and

          (iii) shall be delivered to Canadian Collateral Agent in the form received, properly endorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand. Debtor shall also promptly notify Canadian Collateral Agent of the return to or repossession by Debtor of Goods underlying any Collateral, and Debtor shall hold the same in trust for Canadian Collateral Agent and shall dispose of the same as Canadian Collateral Agent directs.

8. Registered Holder of Collateral. If any Collateral consists of investment securities, Debtor authorizes Canadian Collateral Agent to transfer the same or any part thereof into its own name or that of its nominee so that Canadian Collateral Agent or its nominee may appear of record as the sole owner thereof; provided, that so long as no Event of Default has occurred, Canadian Collateral Agent shall send promptly to Debtor all notices, statements or other communications received by it or its nominee as such registered owner, and upon demand and receipt of payment of necessary expenses thereof, shall give to Debtor or its designee a proxy or proxies to vote and take all action with respect to such securities. After the occurrence of any Event of Default, Debtor waives all rights to be advised of or to receive any notices, statements or communications received by Canadian Collateral Agent or its nominee as such record owner, and agrees that no proxy or proxies given by Canadian Collateral Agent to Debtor or its designee as aforesaid shall thereafter be effective.


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9.   Income from and Interest on Collateral Consisting of Instruments.

     (a) Until the occurrence of an Incipient Default or Event of Default, Debtor shall be entitled to receive all income and principal from or interest on the Collateral consisting of Instruments, and if Canadian Collateral Agent receives any such income, principal or interest prior to such Event of Default, Canadian Collateral Agent shall pay the same promptly to Debtor.

     (b) Upon the occurrence of an Incipient Default or Event of Default, Debtor will not demand or receive any income or principal from or interest on such Collateral, and if Debtor receives any such income, principal or interest without any demand by it, same shall be held by Debtor in trust for Canadian Collateral Agent in the same medium in which received, shall not be commingled with any assets of Debtor and shall be delivered to Canadian Collateral Agent in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. Canadian Collateral Agent may apply the net cash receipts from such income, principal or interest to payment of any of the Indebtedness in accordance with the Credit Agreement or as Canadian Collateral Agent may otherwise determine, provided that Canadian Collateral Agent shall account for and pay over to Debtor any such income, principal or interest remaining after payment in full of the Indebtedness.

10.  Increases, Profits, Payments or Distributions.

     (a) Whether or not an Event of Default has occurred, Debtor authorizes Canadian Collateral Agent:

          (i) to receive any increase in or value from the Collateral (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral; and

          (ii) to receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer; to surrender such Collateral or any part thereof in exchange therefor; and to hold the net cash receipts from any such payment or distribution as part of the Collateral.

          (b) If Debtor receives any such increase, profits, payments or distributions, Debtor will receive and deliver same promptly to Canadian Collateral Agent on the same terms and conditions set forth in paragraph 9(b) hereof respecting income or interest, to be held by Canadian Collateral Agent as part of the Collateral.

11.  Events of Default and Remedies.

     (a) Any of the following events or conditions shall constitute an event of default hereunder ("Event of Default"):


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                                     - 11 -


          (i) default by Debtor in the performance of any obligation, term or condition of this Security Agreement, or

          (ii) an Incipient Default or Event of Default under the Credit Agreement.

     (b) Canadian Collateral Agent's rights and remedies with respect to the Collateral shall be those of a Secured Party under the PPSA and under any other applicable law, as each of the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Canadian Collateral Agent or any Canadian Lender. In accordance with the Credit Agreement, Canadian Collateral Agent has been appointed by Canadian Lenders to exercise such rights. Upon the existence or occurrence of an Event of Default, Canadian Collateral Agent may require Debtor to assemble the Collateral and make it available to Canadian Collateral Agent at a place or places designated by Canadian Collateral Agent, and Canadian Collateral Agent may use and operate the Collateral, render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

     (c) Upon the occurrence of and during the continuance of any Event of Default, Canadian Collateral Agent may appoint or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of Canadian Collateral Agent or not, to be an interim receiver, receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her/its stead. Any such Receiver shall, so far as concerns responsibility for his/her/its acts, be deemed the agent of Debtor and not Canadian Collateral Agent or any of Canadian Lenders, and neither Canadian Collateral Agent nor any of Canadian Lenders shall be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or his/her/its servants, agents or employees. Subject to the provisions of the instrument appointing him/her/it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Debtor and to sell, lease, licence or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Debtor, enter upon, use and occupy all premises owned or occupied by Debtor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Debtor's business or as security for loans or advances to enable the Receiver to carry on Debtor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by Canadian Collateral Agent, all Money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to Canadian Collateral Agent. Every such Receiver may, in the discretion of Canadian Collateral Agent, be vested with all or any of the rights and powers of Canadian Collateral Agent.


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     (d)  Upon and during the continuance of any Event of Default, Canadian
          Collateral Agent may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of Section 11(c).

     (e) Upon the occurrence and during the continuance of an Event of Default, Canadian Collateral Agent may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and Canadian Collateral Agent also may sell, licence, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to Canadian Collateral Agent may seem reasonable and in compliance with applicable law.

     (f) Debtor acknowledges that, after and during the continuance of an Event of Default, Canadian Collateral Agent or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from Canadian Collateral Agent or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

     (g) For the purpose of enabling Canadian Collateral Agent to exercise rights and remedies under Section 11 hereof (including, without limiting the terms of Section 11 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Canadian Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Debtor hereby grants to Canadian Collateral Agent, for the benefit of itself as Canadian Collateral Agent and Canadian Lenders, an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to Debtor) to use, licence or sublicence any Intellectual Property now owned or hereafter acquired by Debtor, and wherever the same may be located, and including in such licence access to all media in which any of the licenced items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

     (h) Neither Canadian Collateral Agent nor any Canadian Lender shall have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. In accordance with the PPSA, Canadian Collateral Agent shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by Canadian Collateral Agent. Without limiting the generality of the foregoing, neither the Canadian Agent nor any Canadian Lender shall be under any obligation to take any steps to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities or tenders); provided, however, that Canadian Collateral Agent may, at its option, after the occurrence of an Event of Default, do so, and any and all expenses incurred in connection therewith shall be for the account of Debtor. The Canadian Agent and Canadian Lenders shall not be responsible to Debtor for loss or damage resulting from Canadian Agent or any Canadian Lender's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Debtor waives protest of any Instrument constituting Collateral at any time held by Canadian Agent or any Canadian Lender on which Debtor is in any way liable and waives notice of any other action taken by Canadian Agent or any Canadian Lender.

     (i) To the maximum extent permitted by applicable law, Debtor waives all claims, damages and demands against Canadian Collateral Agent or any Canadian Lender or any Receiver appointed by Canadian Collateral Agent arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or wilful misconduct of Canadian Collateral Agent or any Canadian Lender or any Receiver appointed by Canadian Collateral Agent as finally determined by a court of competent jurisdiction.

     (j) To the extent that applicable law imposes duties on Canadian Collateral Agent to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Canadian Collateral Agent (i) to fail to incur expenses reasonably deemed significant by Canadian Collateral Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business of Debtor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of the Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Canadian Collateral Agent and Canadian Lenders against risks of loss, collection or disposition of the Collateral or to provide to Canadian Collateral Agent and Canadian Lenders a guaranteed return from the collection or disposition of the Collateral, (xii) to the extent deemed appropriate by Canadian Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Canadian Collateral Agent in the collection or disposition of any of the Collateral, or (xiii) to comply with any applicable law requirements in connection with a disposition of the Collateral. Debtor acknowledges that the purpose of this Section 11 is to provide non-exhaustive indications of what actions or omissions by Canadian Collateral Agent would not be commercially unreasonable in the Canadian Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by Canadian Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section
          11. Without limitation upon the foregoing, nothing contained in this
          Section 11 shall be construed to grant any rights to Debtor or to impose duties on Canadian Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 11.

     (k) The Canadian Collateral Agent will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the PPSA.

     (l) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by Canadian Collateral Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the PPSA or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular or certified mail, postage prepaid, at least fifteen (15) days prior to such action, to Debtor's address or addresses specified above or to any other address which Debtor has specified in writing to Canadian Collateral Agent as the address to which notices hereunder shall be given to Debtor.

     (m) If Canadian Collateral Agent sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser in cash, received by Canadian Collateral Agent in cash and applied to the Indebtedness. If the purchaser fails to pay for the Collateral, Canadian Collateral Agent may resell the Collateral.

     (n) Debtor agrees to pay on demand all costs and expenses (including attorneys' fees and legal expenses and Receiver remuneration) incurred by Canadian Collateral Agent and any Canadian Lender or Receiver in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guarantee thereof, including, without limitation, if any Canadian Collateral Agent or any Canadian Lender retain counsel for advice, suit, appeal, insolvency or other proceedings under the Bankruptcy and Insolvency Act (Canada), Company Creditors' Arrangement Act(Canada) or otherwise, or for any of the above purposes, the attorneys' fees and expenses and Receiver remuneration incurred by Canadian Collateral Agent and Canadian Lenders. Payment of all costs and expenses hereunder is secured by the Collateral.

12.  Miscellaneous.

     (a) Debtor hereby authorizes Canadian Collateral Agent, at Debtor's expense, to file such financing statement or statements or other applicable notice filings relating to the Collateral without Debtor's signature thereon as Canadian Collateral Agent at its option may deem appropriate, and appoints Canadian Collateral Agent as

          Debtor's attorney-in-fact (without requiring Canadian Collateral Agent) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Canadian Collateral Agent deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral.

     (b) Canadian Collateral Agent may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and Intangibles (in either Debtor's or Canadian Collateral Agent's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Indebtedness or any part thereof; and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

     (c) (i) As further security for payment of the Indebtedness, Debtor hereby grants to Canadian Collateral Agent for the ratable benefit of the Canadian Lenders, a Security Interest in and lien on any and all property of Debtor which is or may hereafter be in the possession or control of Canadian Collateral Agent, or any Canadian Lender in any capacity or of any third party acting on its behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by Canadian Collateral Agent, or any Canadian Lender to Debtor; and with respect to all of such property, Canadian Collateral Agent, and the Canadian Lenders shall have the same rights hereunder as they have with respect to the Collateral; and

          (ii) without limiting any other right of Canadian Collateral Agent or any Canadian Lender, whenever Canadian Collateral Agent, or any Canadian Lender has the right to declare any Indebtedness of Debtor immediately due and payable (whether or not it has so declared), Canadian Collateral Agent, or any Canadian Lender may set off against such Indebtedness any and all moneys then or thereafter owed to Debtor by Canadian Collateral Agent or such Canadian Lender in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by Canadian Collateral Agent, or such Canadian Lender is then due, and Canadian Collateral Agent, or such Canadian Lender shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on Canadian Collateral Agent's or such Lender's records subsequent thereto.

     (d) Upon Debtor's failure to perform any of its duties hereunder, Canadian Collateral Agent may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and Debtor shall pay upon demand by Canadian Collateral Agent an amount equal to the cost thereof to Canadian Collateral Agent. Payment of all moneys hereunder shall be secured by the Collateral.

     (e) No course of dealing between Debtor and Canadian Collateral Agent or any Lender and no delay or omission by Canadian Collateral Agent or any Canadian Lender in exercising any right or remedy hereunder or with respect to any

          Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Canadian Collateral Agent may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of the Canadian Collateral Agent and the Canadian Lenders hereunder are cumulative and may be exercised simultaneously.

     (f) Debtor authorizes Canadian Collateral Agent, without notice or demand and without affecting Debtor's obligations hereunder, from time to time:

          (i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral) taken from any party for payment of the Indebtedness or any part thereof;

          (ii) to release, substitute or modify any obligation of any endorser, guarantor or other party in any way obligated to pay the Indebtedness or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Indebtedness or any part thereof;

         (iii) upon the occurrence of any Event of Default as hereinabove provided, to direct the order or manner of disposition of the Collateral and any and all other collateral and the enforcement of any and all endorsements, guarantees and other obligations relating to the Indebtedness or any part thereof, as Canadian Collateral Agent, in its discretion, or upon direction of the Canadian Lenders in accordance with the terms of the Credit Agreement, may determine; and

          (iv) to determine in accordance with the terms of the Credit Agreement how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof.

     (g) All notices or demands by any party hereto or to the other party and relating to this Security Agreement shall be sent in accordance with the terms of Section 13.13 of the Credit Agreement.

     (h) The rights and benefits of the Canadian Collateral Agent and Canadian Lenders hereunder shall, if such Canadian Collateral Agent or Canadian Lender so directs, enure to any party acquiring any interest in the Indebtedness or any part thereof in accordance with the Credit Agreement. Debtor may not assign this Security Agreement nor delegate any of its duties hereunder without Canadian Collateral Agent's prior written consent and any prohibited assignment shall be absolutely void.

     (i) Canadian Collateral Agent and Canadian Lenders as used herein shall include the respective successors or assigns of those parties.

     (j) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made, except by a written agreement subscribed or otherwise authenticated by Debtor and by a duly authorized officer of Canadian Collateral Agent.

     (k) This Security Agreement and the transactions evidenced hereby shall be construed under and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     (l) The Canadian Collateral Agent may, at its option, (a) cure any default by Debtor under any agreement with a third party that affects the Collateral, its value or the ability of the Canadian Collateral Agent to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Canadian Collateral Agent or any Canadian Lender therein or the ability of Debtor to perform its obligations hereunder, or under the Credit Agreement or under any of the other Loan Documents, (b) pay or bond on appeal any judgment entered against Debtor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in the Canadian Collateral Agent's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of the Canadian Collateral Agent and Canadian Lenders with respect thereto. The Canadian Collateral Agent may add any amounts so expended to the Indebtedness. The Canadian Collateral Agent and Canadian Lenders shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Debtor. Any payment made or other action taken by Canadian Collateral Agent or any Canadian Lender under this paragraph shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

     (m) Debtor hereby irrevocably designates and appoints the Canadian Collateral Agent (and all persons designated by Canadian Collateral Agent) as Debtor's true and lawful attorney-in-fact, and authorizes the Canadian Collateral Agent, in Debtor's, or the Canadian Collateral Agent's name, to: (a) at any time an Event of Default or Incipient Default exists or has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Debtor's rights and remedies to collect any Receivable or other Collateral,
          (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Canadian Collateral Agent deems advisable, (v) settle, adjust, compromise, extend or renew any Receivable, (vi) discharge and release any Receivable, (vii) prepare, file and sign Debtor's name on any proof of claim in bankruptcy or other similar document against an Account Debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from Receivable debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by the Canadian Collateral Agent, and open and dispose of all mail addressed to Debtor or its agents and handle and store all mail relating to the Collateral; and (ix) do all acts and things which are necessary, in the Canadian Collateral Agent's determination, to fulfil Debtor's obligations under this Security Agreement and the other Loan Documents and (b) to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit for Receivables, (ii) have access to any lockbox or postal box into which remittances from Receivable debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received,
          (iii) endorse Debtor's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Canadian Collateral Agent or and any Canadian Lender and deposit the same in the Canadian Collateral Agent's account for application to the Indebtedness, and (c) at any time to (i) endorse Debtor's name upon any of the following that may then be in the possession or control of the Canadian Collateral Agent (or its affiliates) or any Lender: chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (ii) clear Inventory the purchase of which was financed with a letter of credit through Canada Customs and Revenue Agency or foreign export control authorities in Debtor's name, Canadian Collateral Agent's name or the name of the Canadian Collateral Agent's designee, and to sign and deliver to customs officials powers of attorney in Debtor's name for such purpose, and to complete in Debtor's or the Canadian Collateral Agent's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, and (iii) sign Debtor's name on any verification of Receivables and notices thereof to Receivable debtors or any secondary obligors or other obligors in respect thereof. Debtor hereby releases the Canadian Collateral Agent, Canadian Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Canadian Collateral Agent's or any Canadian Lender's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction. The agency hereby created is unconditional and shall not terminate until all of the Indebtedness is paid in full and until all commitments by Canadian Lenders to Debtor have expired or been terminated.

     (n) EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SECURITY AGREEMENT MAY BE COMMENCED IN THE COURTS OF THE PROVINCE OF ONTARIO. EACH PARTY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE RESPECTIVE PARTY AT ITS ADDRESS SET FORTH AT THE BEGINNING OF THIS SECURITY AGREEMENT, OR AS OTHERWISE PROVIDED BY THE LAWS OF ONTARIO OR CANADA.

     (o) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), and any extensions or renewals thereof, together with interest accruing thereon, shall be finally and irrevocably paid in full in cash and all commitments to extend credit have been terminated. If, after receipt of any payment of all or any part of the Indebtedness, Canadian Collateral Agent or any Canadian Lender is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Canadian Collateral Agent or any Canadian Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Canadian Collateral Agent's and any Canadian Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

     (p) The Security Interest created hereby is intended to attach when this Agreement is signed by Debtor and delivered to Canadian Collateral Agent.

     (q) To the extent that any representation, covenant or other provision contained in this Security Agreement is at any time inconsistent with or covers substantially the same subject matter as any term, condition, representation, covenant or other provision contained in the Credit Agreement, the relevant representation, covenant or other provision of the Credit Agreement shall prevail over and shall override those contained in this Security Agreement the extent of such conflict or inconsistency, provided, however, the fact that one agreement addresses a subject matter that is not addressed in the other agreement shall not be deemed to be a conflict or inconsistency.

     (r) Debtor acknowledges and agrees that, in the event it amalgamates with any other company or companies, it is the intention of the parties hereto that the term "Debtor", when used herein, shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby:

          (1) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and

          (2) shall secure all "Indebtedness" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to Canadian Collateral Agent and Canadian Lenders at the time of amalgamation and all "Indebtedness" of the amalgamated company to Canadian Collateral Agent and Canadian Lenders thereafter arising. The Security Interest shall attach to all "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of the amalgamation, and shall attach to all "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.


                            WESTCON CANADA SYSTEMS (WCSI) INC.

                              By:  /s/ Jeanne Raffiani
                                   --------------------------------------------
                                   Name: Jeanne Raffiani
                                   Title: Secretary
                              By:  /s/ John Roth
                                   --------------------------------------------
                                   Name: John Roth
                                   Title: Assistant Secretary


                            GENERAL ELECTRIC CAPITAL CANADA INC., as Canadian Collateral Agent

                              By:  /s/ Stephen B. Smith
                                   --------------------------------------------
                                   Name:  Stephen B. Smith
                                   Title: Senior Vice President

                                   SCHEDULE A

1. Debtor's chief executive office or principal place of business, registered office according to its constating documents, domicile (within the meaning of the Civil Code of Quebec), all warehouses and premises where Collateral is stored or located (4c):

     1350-1400 55th Avenue, Lachine, Quebec, Canada, H8T 3J8

     2950 Skymark Avenue, Mississauga, Ontario, L4W 4L5

     146 Main Street, Eastchester, New York

2.   Other encumbrances, if any ( 4a, 5a):

          None other than Permitted Liens as set forth in the Credit
          Agreement.

3.   Other names under which Debtor transacts business ( 4c):

     WESTCON CANADA SYSTEMS (WCSI) INC.

     LES SYSTEMS WESTCON CANADA (WCSI) INC.

4.   Debtor's form of organization ( 4c): Corporation

5.   Debtor's Province or jurisdiction of organization ( 4c).

6.   (a)  Fixtures affixed to real property (4g):

     (b)  Owner(s) of such real property (4g):

     (c)  Mortgage(s) on real property (4g):

7. Collateral consisting of Deposit Accounts, Commodity Accounts, Securities Accounts, or letters of credit (4h):

     (a) Name and address of depositary bank, securities intermediary, commodities intermediary or letter of credit issuer, as applicable.

Account Type          Account #        Contact           Telephone         Bank Name
--------------------------------------------------------------------------------------------------

Main Deposit          071075283001     Josh Khazzam      514-426-7671      HSBC Bank Canada
Main Chequing         071075283003                                         1000 Boul. St-Jean
Main Payroll          071075283004                                         Suite 100
Merchant Deposit      071075283005                                         Point-Claire, Quebec
US Deposit/           071075283070                                         H9R 5P1
Disbursement

8.   Inventory locations (4(i)):

     1350-1400 55th Avenue, Lachine, Quebec, Canada, H8T 3J8

     2950 Skymark Avenue, Mississauga, Ontario, L4W 4L5

9.   Additional schedules describing Collateral, if any, follow hereafter (2).

     (a)  Tort Claims: None

10. Location outside of Quebec of duplicate copy of accounting records in electronic form with respect to books and records situate in the province of Quebec (5(b)).

     146 Main Street, Eastchester, New York